Bogle Investment Management Small Cap Growth Fund

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated April 19, 2011 to the Prospectus dated December 31, 2010

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1.               Change in Investment Policy

Important Notice Regarding Change in Investment Policy

The Bogle Investment Management Small Cap Growth Fund (the “Fund”) currently has a non-fundamental policy to invest at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2 billion (“Small Cap Stocks”) that Bogle Investment Management, L.P. (the “Adviser”) believes are likely to appreciate more than the Russell 2000® Index (“80% Policy”). As of July 5, 2011, the Fund will modify its 80% Policy to read as follows:  “The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations, at the time of purchase, that are within the range of the market capitalizations of those companies that are included in the Russell 2000® Index (“Small Cap Stocks”).  The Advisor will manage the portfolio such that its median market capitalization is reasonably close to the median capitalization of the Russell 2000® Index.  As part of its investment strategy, the Adviser will continue to invest in Small Cap Stocks that the Adviser believes will appreciate more than the Russell 2000® Index.”

2.               Change to Wire Instructions

It is expected that, during the third quarter of 2011, the PNC Bank wire instructions used for making wire purchases of the Fund will change to new BNY Mellon wire instructions.  Before sending any wire, please call the Bogle Shareholder Services number at 1-877-264-5346 to confirm the current wire instructions for the Bogle Investment Management Small Cap Growth Fund.

Please retain this Supplement for future reference.